                                                                    Exhibit 24.1

                             IDENTIX INCORPORATED

                        POWER OF ATTORNEY FOR FORM 10-K


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James P. Scullion and Mark S. Molina, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to the Annual Report for the fiscal year ended June 30, 2000 on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

     Signature                               Title                                Date
     ---------                               -----                                ----
   /s/ Randall C. Fowler              Director and Chairman                  September 22, 2000
-------------------------------
       Randall C. Fowler              of the Board

   /s/ James P. Scullion              President, Principal Executive         September 22, 2000
-------------------------------
       James P. Scullion,              Officer, Director
                                       Principal Financial and
                                       Accounting Officer

   /s/ Randall Hawks, Jr.             Director                               September 22, 2000
-------------------------------
       Randall Hawks, Jr.

                                      Director
 ------------------------------
       Patrick H. Morton

   /s/ Charles W. Richion             Director                               September 22, 2000
 ------------------------------
       Charles W. Richion

   /s/ Fred U. Sutter                 Director                               September 22, 2000
 ------------------------------
       Fred U. Sutter

                                      Director
-------------------------------
       Larry J. Wells

   /s/ John E. Major                  Director                               September 22, 2000
-------------------------------
       John E. Major